UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 19, 2021

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	84-1575085
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1007 Brioso Drive, Costa Mesa, California 92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	CHUC	N/A

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 below.

Item 3.02 Unregistered Sale of Equity Securities

On March 19, 2021, Charlie's Holdings, Inc. (the "Company") entered into Securities Purchase Agreements by and between the Company and certain family trusts in which Mr. Brandon Stump, the Company's Chief Executive Officer, and Mr. Ryan Stump, the Company's Chief Operating Officer are trustees and beneficiaries (the "Purchase Agreements"), for the private placement of an aggregate of 351,699,883 shares of its common stock, par value $0.001 ("Common Stock"), at a purchase price per share of $0.00853 (the "Private Placement"), which Private Placement was consummated on March 22, 2021. The Private Placement resulted in gross proceeds to the Company of approximately $3.0 million, less fees and expenses. The Private Placement was undertaken pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended, and was consummated in a transaction approved by the Company's independent directors in accordance with Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, as amended.

The net proceeds to be received by the Company are intended to be used to repay certain indebtedness of the Company, and for general working capital purposes.

A press release announcing the consummation of the Private Placement is attached to this Current Report on Form 8-K as Exhibit 99.1.

The foregoing description of the Purchase Agreements does not purport to be complete, and is qualified in its entirety by reference to the full text of the form of Purchase Agreements, attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date: March 23, 2021	By:	/s/ David Allen
David Allen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Securities Purchase Agreements, dated March 19, 2021
99.1	Press Release, dated March 23, 2021